Exhibit 10.1

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND

AMENDMENT AGREEMENT

(GASTAR EXPLORATION USA, INC.)

This Resignation, Consent and Appointment Agreement and Amendment Agreement (this “Agreement”), dated as of May 13, 2013 but deemed executed and effective immediately after the effectiveness of that certain Assignment Agreement of even date herewith (the “Effective Date”), is entered into by and among GASTAR EXPLORATION USA, INC., a Delaware corporation (the “Borrower”), GASTAR EXPLORATION, LTD., an Alberta, Canada corporation (the “Parent”), GASTAR EXPLORATION NEW SOUTH WALES, INC., a Michigan corporation (“Gastar New South Wales”), GASTAR EXPLORATION TEXAS, INC., a Michigan corporation (“Gastar Texas Inc”), GASTAR EXPLORATION TEXAS, LP, a Delaware limited partnership (“Gastar Texas LP”), and GASTAR EXPLORATION TEXAS LLC, a Delaware limited liability company (“Gastar Texas LLC”, and the Parent, Gastar New South Wales, Gastar Texas Inc, Gastar Texas LP and Gastar Texas LLC, collectively, the “Guarantors”), AMEGY BANK NATIONAL ASSOCIATION, a national banking association (“Amegy”), in its capacity (a) as administrative agent for the lenders (the “Lenders”), letter of credit issuer and collateral agent for the Lenders, and under certain circumstances, certain other parties under that certain Amended and Restated Credit Agreement dated effective October 28, 2009 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) (in such capacities, the “Existing Agent”) and (b) as Collateral Agent (as defined in the Intercreditor Agreement) for the Existing Agent and for the Approved Hedge Counterparties (as defined in the Intercreditor Agreement) under that certain Amended and Restated Collateral Agency and Intercreditor Agreement dated effective August 27, 2012 (the “Intercreditor Agreement”) (in such capacity, the “Existing Collateral Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in its capacity (a) as the successor administrative agent for the Lenders, successor letter of credit issuer and successor collateral agent for the Lenders, and under certain circumstances, certain other parties under the Credit Agreement (in such capacities, the “Successor Agent”) and (b) as the successor Collateral Agent for the Successor Agent and for the Approved Hedge Counterparties under the Intercreditor Agreement (in such capacity, the “Successor Collateral Agent”). Except as indicated herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, Amegy desires to resign as the Existing Agent, as the Existing Collateral Agent, and as the administrative agent and the collateral agent under the Credit Agreement, the Intercreditor Agreement, and any other Loan Document or any other agreement referred to in any of the foregoing in which Amegy is acting as administrative agent or collateral agent thereunder (all such agreements and documents, collectively, as amended, restated, supplemented or otherwise modified, the “Relevant Facility Agreements”).

WHEREAS, the parties hereto, by entering into this Agreement, are consenting to (a) the resignation of Amegy as the Existing Agent, as the Existing Collateral Agent, and as

administrative agent and collateral agent under the Relevant Facility Agreements, and (b) the appointment of Wells Fargo as the Successor Agent, the Successor Collateral Agent, and as administrative agent and collateral agent under the Relevant Facility Agreements, and Wells Fargo, by entering into this Agreement, accepts such appointments as of the Effective Date;

WHEREAS, Amegy desires to resign as letter of credit issuer (the “Existing Letter of Credit Issuer”) under the Credit Agreement;

WHEREAS, the parties hereto, by entering into this Agreement, are consenting to (a) the resignation of Amegy as the Existing Letter of Credit Issuer and (b) the appointment of Wells Fargo as the successor issuing bank for letters of credit (in such capacity, the “Successor Letter of Credit Issuer”) under the Credit Agreement, and Wells Fargo, by entering into this Agreement, accepts such appointment as of the Effective Date;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Resignation, Consent and Appointment.

(a) As of the Effective Date, (i) Amegy (A) hereby resigns as the Existing Agent, the Existing Collateral Agent and as administrative agent and collateral agent under the Relevant Facility Agreements, and (B) shall have no further obligations in such capacities under the Relevant Facility Agreements, except to the extent of any obligation expressly stated in any Relevant Facility Agreement as surviving any such resignation; (ii) the parties hereto appoint Wells Fargo as the Successor Agent and the Successor Collateral Agent, and the Borrower hereby consents to such appointments; (iii) Wells Fargo hereby accepts such appointments, and (iv) the parties hereto authorize each of the Existing Agent and the Successor Agent to prepare, enter into, execute, record and/or file any and all notices, certificates, instruments, UCC financing statements and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any UCC financing statements, mortgages, deeds of trust, security agreements, pledge agreements, intellectual property security agreements, certificates of title, stock powers, account control agreements, intercreditor agreements, or the other Loan Documents), as either the Existing Agent or the Successor Agent deems reasonably necessary or desirable to effect or evidence (of public record or otherwise) the transactions herein contemplated, including but not limited to the resignation of the Existing Agent and the appointment of the Successor Agent and any amendments to any Relevant Facility Agreement set forth herein, and to maintain the validity, perfection and priority of, or assign to the Successor Agent, any and all liens and security interests in respect of any and all collateral, and each of the Borrower, the Existing Agent and the Successor Agent hereby agrees to execute and deliver (and the Borrower agrees to cause each applicable Guarantor and/or other guarantor or grantor of collateral to execute and deliver) any documentation reasonably necessary or reasonably requested by the Existing Agent or the Successor Agent to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or to assign to the Successor Agent, any such liens or security interests, or to maintain the rights, powers and privileges afforded to the administrative agent or the collateral agent under any of the Relevant Facility Agreements.

(b) As of the Effective Date (i) Amegy hereby resigns as Existing Letter of Credit Issuer under the Credit Agreement and shall have no further obligations in such capacity under the Relevant Facility Agreements, except to the extent of any obligation expressly stated in any Relevant Facility Agreement as surviving any such resignation, (ii) the Borrower and the Successor Agent consent to the appointment of Wells Fargo as the Successor Letter of Credit Issuer, and (iii) Wells Fargo hereby accepts its appointment as Successor Letter of Credit Issuer under the Credit Agreement.

(c) The parties hereto hereby confirm that (i) the Successor Agent and the Successor Collateral Agent (A) succeed to the rights and obligations of the administrative agent and collateral agent, as applicable, under the Relevant Facility Agreements and (B) become vested with all of the rights, powers, privileges and duties of the administrative agent and collateral agent, as applicable, under the Relevant Facility Agreements, and (ii) the Existing Agent and the Existing Collateral Agent are discharged from all of their duties and obligations as administrative agent and collateral agent under the Relevant Facility Agreements (except to the extent of any obligation expressly stated in any Relevant Facility Agreement as surviving any such resignation), in each case as of the Effective Date.

(d) The parties hereto hereby confirm that (i) the Successor Letter of Credit Issuer succeeds to the rights and obligations of an issuing bank for letters of credit under the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Existing Letter of Credit Issuer under the Credit Agreement, and (ii) the Existing Letter of Credit Issuer is discharged from all of its duties and obligations as an issuing bank for letters of credit under the Relevant Facility Agreements (except to the extent of any obligation expressly stated in any Relevant Facility Agreement as surviving any such resignation), in each case as of the Effective Date.

(e) The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Relevant Facility Agreements shall continue in effect for the benefit of the Existing Agent and the Existing Collateral Agent and their respective sub-agents, affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any actions taken or omitted by any of them while the Existing Agent or the Existing Collateral Agent was acting as administrative agent or the collateral agent or thereafter pursuant to or in furtherance of the provisions of this Agreement, and inure to the benefit of the Existing Agent and the Existing Collateral Agent. The parties hereto agree that the Successor Agent shall have no liability for any act or omission of the Existing Agent or the Existing Collateral Agent while the Existing Agent or the Existing Collateral Agent served as the administrative agent or the collateral agent prior to the Effective Date. The parties hereto agree that the Existing Agent and the Existing Collateral Agent shall have no liability for any acts or omissions by the Successor Agent or the Successor Collateral Agent under the Relevant Facility Agreements.

(f) The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Relevant Facility Agreements continue in effect for the benefit of Amegy in its capacity as the Existing Letter of Credit Issuer and its affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any act or omission by any of them while the Existing Letter of Credit Issuer was acting as an issuing bank for letters of credit and inure to the benefit of the Existing Letter of Credit Issuer. The parties hereto agree that the Successor Agent shall have no liability for any acts or omissions by the Existing Letter of Credit Issuer under the Credit Agreement. The parties hereto agree that the Existing Letter of Credit Issuer shall have no liability for any actions taken or omitted by the Successor Letter of Credit Issuer under the Relevant Facility Agreements.

(g) The Existing Agent and the Existing Collateral Agent each hereby assigns to the Successor Agent and the Successor Collateral Agent, respectively, effective on and after the Effective Date, any powers of attorney, liens, or security interests and all other rights and interests granted to or in favor of the Existing Agent and/or the Existing Collateral Agent, as the case may be, for the ratable benefit of the Lenders and any other secured parties on whose behalf they may be acting under any security documents included within the Relevant Facility Agreements (collectively, the “Secured Creditors”), and the Successor Agent and the Successor Collateral Agent hereby accept the benefit of all such powers of attorney, liens and security interests and other rights and interests, for their benefit and for the benefit of the Secured Creditors.

(h) On and after the Effective Date, all possessory collateral held by the Existing Agent or the Existing Collateral Agent for the benefit of the Secured Creditors shall be deemed to be held by the Existing Agent or the Existing Collateral Agent, as the case may be, as agent and bailee for the Successor Agent or the Successor Collateral Agent, as applicable, for the benefit and on behalf of the Successor Agent, the Successor Collateral Agent and the Secured Creditors until such time as such possessory collateral has been delivered to the Successor Agent or the Successor Collateral Agent, as applicable. Without limiting the generality of the foregoing, any reference to the Existing Agent or the Existing Collateral Agent in any publicly filed document, to the extent such filing relates to the liens and security interests in any collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent or the Successor Collateral Agent, as applicable, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent or the Existing Collateral Agent, as applicable, as collateral representative of the Successor Agent or the Successor Collateral Agent, as applicable (provided, however, that the Existing Agent’s or the Existing Collateral Agent’s role as such collateral representative shall not impose any duties, obligations or liabilities on the Existing Agent or the Existing Collateral Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such collateral, whether such direction comes from the Successor Agent, the Successor Collateral Agent, the Secured Creditors or otherwise, and the Existing Agent and the Existing Collateral Agent shall have the full benefit of all of the protective provisions of Article VIII (The Agent), Section 5.16 (Initial Expenses of Agent), Section 5.17 (Subsequent Expenses of Agent and Lenders), Section 5.21 (Environmental Indemnification) and Section 5.22 (General Indemnification) of the Credit Agreement while serving as collateral representative). The Existing Agent and the Existing Collateral Agent agree to deliver all possessory collateral to the Successor Agent or the Successor Collateral Agent, as applicable, promptly following the Effective Date, and the Successor Agent or the Successor Collateral Agent, as applicable, agrees to take possession thereof upon such tender by the Existing Agent or the Existing Collateral Agent.

(i) For the avoidance of doubt, as of the Effective Date, all duties and obligations of the administrative agent, letter of credit issuer and collateral agent under the Credit Agreement, the Intercreditor Agreement and any other Loan Document, to the extent the same arise on or after the Effective Date, shall be performed by Wells Fargo Bank, National Association as the Successor Agent or the Successor Collateral Agent, as applicable.

Section 2. Amendments to Credit Agreement.

(a) Credit Agreement Section 1.2.

(i) The definitions of “Federal Funds Rate”, “Letter of Credit Application”, and “LIBO Rate” in Section 1.2 of the Credit Agreement are hereby amended by replacing each reference therein to “Amegy” with “Wells Fargo Bank, National Association”.

(ii) The following definitions in Section 1.2 of the Credit Agreement are hereby amended to read as follows:

“Principal Office” means the Administrative Agent’s principal office or such other location as the Administrative Agent shall designate in writing to the Borrower.

(b) Credit Agreement Sections 2.9, 2.14, and 2.15. Sections 2.9, 2.14 and 2.15 of the Credit Agreement are hereby amended by replacing each instance of “Amegy” with “Wells Fargo Bank, National Association”.

(c) Credit Agreement Section 2.11(a). Section 2.11(a) of the Credit Agreement is hereby amended by replacing “Amegy” with “a financial institution acceptable to the Agent”.

(d) Credit Agreement Section 3.2(a). Section 3.2(a) of the Credit Agreement is hereby amended by replacing “at Amegy or should be funded by wire transfer to an account of another Person (in which case wire transfer instructions shall be included)” with “or another Person as specified in such Borrowing Request”.

Section 3. Waiver of Notices. The parties hereto hereby waive any notice, timing or other requirement of the Relevant Facility Agreements (including, without limitation, Section 8.10 of the Credit Agreement) related to the resignation of the Existing Agent and/or the Existing Collateral Agent or the appointment or designation of the Successor Agent and/or the successor letter of credit issuer.

Section 4. Flood Insurance Regulations. Each party hereto acknowledges and agrees that, unless otherwise required by the Agent (and in the absence of an Event of Default,

agreed to by the Borrower), in no event shall any Security Document encumber any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation). To the extent that any Security Document may have ever covered or affected any such Buildings or Manufactured (Mobile) Homes, such property shall be released and discharged from the Lien of such Security Document. Each party hereto hereby authorizes the Agent to execute and deliver any amendment or partial release or such other document necessary to evidence such release and discharge. As used herein, the term “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC §4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder. By accepting the benefit of the Liens granted pursuant to the Security Documents, each beneficiary of the Liens created thereunder and not a party hereto shall be bound to the terms of this Section 4.

Section 5. Representations and Warranties. Each party hereto hereby represents and warrants on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Agreement. The assignments by Amegy, the Existing Agent and the Existing Collateral Agent herein are made WITHOUT RECOURSE OR WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED, including, but not limited to, any representation or warranty as to (a) the validity, enforceability or sufficiency of the Relevant Facility Agreements, (b) the creation, attachment, perfection or priority of any lien, pledge, security interest, assignment, hypothecation or other security device purported to be created or evidenced by any of the Security Documents or (c) the assets, liabilities, financial condition, results of operations, operations or prospects of the Borrower or the Guarantors. Notwithstanding the foregoing, Amegy, in its capacities as the Existing Agent and the Existing Collateral Agent represents and warrants to the Wells Fargo that (i) it has the full right, power and authority to assign its rights and obligations in the capacity assigned by it hereinabove and (ii) the execution and delivery by it of this Agreement is within its power and have been duly authorized by all necessary action on its part.

Section 6. Release by Borrower and Guarantors. The Borrower and each of the Guarantors hereby forever releases, discharges and acquits Amegy, the Existing Agent and the Existing Collateral Agent and their respective officers, directors, shareholders, employees, representatives, agents, trustees, affiliates, predecessors, successors and assignees (other than the Successor Agent) (collectively, the “Released Parties”) from any and all claims, demands, actions, remedies, causes of action, debts, liabilities, contracts, damages, costs (including, but not limited to, attorneys’ fees and all costs of court or other proceedings), expenses and losses of every kind or nature (INCLUDING, BUT NOT LIMITED TO, OFFSETS, REDUCTIONS, REBATES OR CLAIMS OF USURY AND CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY OF THE RELEASED PARTIES, BUT NOT WITH RESPECT TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES) at this time known or unknown, direct or indirect, fixed or contingent, in law, by statute, admiralty or equity, that such Borrower or

Guarantor ever had, now has or hereafter can, shall or may have against any of the Released Parties for, upon or by reason of or arising out of any act, occurrence, transaction or omission occurring from the beginning of time to the Effective Date if related in any way to this Agreement or any of the Relevant Facility Agreements.

Section 7. Reserved Obligations. Notwithstanding any other provision hereof or in any other agreement, the Borrower and each Guarantor shall remain fully liable to Amegy for all amounts owed to Amegy solely in its capacity as a Lender under the Credit Agreement and with respect to all obligations and liabilities regarding indemnification created by any of the Relevant Facility Agreements (collectively, the “Reserved Obligations”), and such Reserved Obligations shall be and are hereby excepted and reserved by Amegy from the rights and interests assigned hereunder.

Section 8. Notices. Commencing as of the Effective Date, notices to the Successor Agent, the Successor Collateral Agent and the Successor Letter of Credit Issuer in respect of any Relevant Facility Agreement shall be directed as follows (and any notice provisions of the Relevant Facility Agreements are hereby amended to reflect such notice information):

Wells Fargo Bank, N.A.

Attn: Chuck Randall

1000 Louisiana Street, 9th Floor

Houston, TX 77002

MAC T0002-090

Fax: 713-319-1925

Phone: 713-319-1306

Email: chuck.randall@wellsfargo.com

Section 9. Miscellaneous.

a. Return of Payments. In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Relevant Facility Agreements, or receives any instrument, agreement, report, financial statement, insurance policy, notice or other document in its capacity as Existing Agent, the Existing Agent agrees to promptly forward the same to the Successor Agent and to hold the same in trust for the Successor Agent until so forwarded. The parties hereto agree that any provision of any of the Relevant Facility Agreements directing the Borrower to make payment to the Existing Agent shall be hereby amended to direct the Borrower to make payment to the account designated by the Successor Agent to the Borrower from time to time.

b. Agency Fees.

i. The Existing Agent agrees to pay to the Successor Agent, such Successor Agent’s ratable share of all agency fees actually paid to the Existing Agent in advance under or in connection with the Credit Agreement, determined based on the portion of the period for which such fees were actually paid in advance from the Effective Date to the end of such period.

ii. The Borrower agrees to pay to the Successor Agent, from and after the next due date therefor, the same agency fees that were payable to the Existing Agent under or in connection with the Credit Agreement.

c. Amended and Restated Credit Agreement. The parties agree to negotiate in good faith and on a timely basis to amend and restate the Credit Agreement to include provisions that (a) will contain, among other things, agency and defaulting lender provisions more consistent with current market practice than those provided for in the Credit Agreement as of the date hereof, and (b) are in a form reasonably satisfactory to the Successor Agent and the Lenders.

d. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

e. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Delivery of this Agreement by facsimile or email transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

f. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

g. Interpretation. This Agreement is a Loan Document for all purposes under the Credit Agreement.

Section 10. Further Assurances. Without limiting the provisions of Section 1(a), the Existing Agent and Existing Collateral Agent agree to execute such other and further instruments of assignment and/or transfer as may be reasonably necessary to effectuate the purposes of this Agreement, at sole expense of the Borrower. Without limiting the provisions of Section 1(a), the Existing Agent and Existing Collateral Agent further authorize the Successor Agent to file any amendments and assignments of any UCC financing statements as may be reasonably necessary to effectuate the purposes of this Agreement.

Section 11. APPLICABLE LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

(Signature pages follow)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Successor Agent

By:	/s/ Stephanie Harrell
	Name:	Stephanie Harrell
	Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Successor Collateral Agent

By:	/s/ Stephanie Harrell
	Name:	Stephanie Harrell
	Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Stephanie Harrell
	Name:	Stephanie Harrell
	Title:	Assistant Vice President

(Signatures continue on following pages)

AMEGY BANK NATIONAL ASSOCIATION, as Existing Agent

By:	/s/ Mark A. Serice
Name:	Mark A. Serice
Title:	Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION, as Existing Collateral Agent

By:	/s/ Mark A. Serice
Name:	Mark A. Serice
Title:	Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Mark A. Serice
Name:	Mark A. Serice
Title:	Senior Vice President

(Signatures continue on following pages)

IBERIABANK, as Lender

By:	/s/ W. Bryan Chapman
W. Bryan Chapman
Executive Vice President

(Signatures continue on following pages)

COMERICA BANK, as Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Senior Vice President

(Signatures continue on following pages)

BORROWER:

GASTAR EXPLORATION USA, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GUARANTORS:

GASTAR EXPLORATION LTD.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Vice President and Chief Financial Officer

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

(Signatures continue on following page)

GASTAR EXPLORATION TEXAS, INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS, LP

By:	Gastar Exploration Texas LLC,
its General Partner

	By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer

GASTAR EXPLORATION TEXAS LLC

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Secretary and Treasurer